BRIDGE BUILDER TRUST
Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)
Supplement dated December 18, 2025
to the Prospectus dated October 27, 2025, as supplemented
This supplement provides new and additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus.
The Trustees of the Bridge Builder Trust (the “Trust”) have approved an investment sub‑advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), Federated MDTA LLC (“Federated MDT”) and the Trust, pursuant to which Federated MDT now serves as a sub‑adviser to an allocated portion of the Small/Mid Cap Growth Fund.
Accordingly, the Prospectus is hereby supplemented and revised as follows:

1.
The fifth paragraph under the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub‑adviser. The Adviser allocates Fund assets to the following Sub‑advisers: Artisan Partners Limited Partnership (“Artisan Partners”), BlackRock Investment Management, LLC (“BlackRock”), Champlain Investment Partners, LLC (“Champlain”), Driehaus Capital Management LLC (“Driehaus”), Eagle Asset Management, Inc. (“Eagle”), Federated MDTA LLC (“Federated MDT”), and Stephens Investment Management Group, LLC (“SIMG”). The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of the Sub‑advisers. Below is a summary of each Sub‑adviser’s principal investment strategies.

2.	The following paragraph is hereby added to the sub‑section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund”:
Federated MDT’s Principal Investment Strategies
Federated MDT primarily invests in the common stock of small U.S. companies. Federated MDT utilizes a small capitalization growth approach by selecting most of its investments from companies listed in the Russell 2000® Growth Index. Federated MDT’s investments may include, but are not limited to, equity securities of domestic issuers and real estate investment trusts (REITs). As Federated MDT’s sector exposure approximates the Russell 2000® Growth Index, their allocated portion of the Fund may, from time to time, have larger allocations to certain broad market sectors, such as healthcare, technology and industrials. Federated MDT implements its strategy using a quantitative model driven by fundamental and technical stock selection variables. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. Federated MDT actively trades its portfolio securities as part of implementing its investment strategy.

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3.	The following table is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Small/Mid Cap Growth Fund”:
Federated MDT

Portfolio Managers	Position with Federated MDT	Length of Service to the Fund

Daniel J. Mahr, CFA	Head of Federated MDT and Portfolio Manager	Since December 2025

Damien Zhang, CFA	Head of Federated MDT Research and Portfolio Manager	Since December 2025

Frederick L. Konopka, CFA	Trading Manager and Portfolio Manager	Since December 2025

John Paul Lewicke	Research Manager and Portfolio Manager	Since December 2025

4.
The last paragraph under the sub‑section entitled “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser allocates assets of the Small/Mid Cap Growth Fund to the following Sub‑advisers: Artisan Partners, BlackRock, Champlain, Driehaus, Eagle, Federated MDT, and SIMG. The Adviser may adjust allocations to the Sub‑advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub‑adviser. Below is a summary of each Sub‑adviser’s principal investment strategies.

5.
The following paragraph is hereby added to the sub‑section entitled “Bridge Builder Small/Mid Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

Federated MDT’s Principal Investment Strategies
Federated MDT primarily invests in the common stock of small U.S. companies and may also invest in REITs. Federated MDT seeks to maximize compound annual return while controlling risk. Individual stocks are selected based upon a proprietary quantitative model that is designed to facilitate an objective, disciplined, quantitative analysis of every stock in the relevant investment universe.
Federated MDT’s quantitative model constructs the portfolio by considering fundamental and technical measures, analyzing expected trading costs and employing risk controls to promote diversification. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. Federated MDT reviews the proposed trades produced by the process in an effort to ensure that they are based on accurate and current information. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.
Federated MDT may sell securities for reasons including, but not limited to: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Fund’s investment objectives, strategy, limitations and other parameters. Federated MDT selects most of its investments from companies listed in the Russell 2000®

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Growth Index. Because Federated MDT primarily invests in companies that are defined by reference to the Russell 2000® Growth Index, the market capitalization of companies in which Federated MDT may invest will vary with market conditions. As Federated MDT’s allocated portion of the Fund’s sector exposure approximates the Russell 2000® Growth Index, Federated MDT’s allocated portion of the Fund may, from time to time, have larger allocations to certain broad market sectors, such as healthcare, technology and industrials. Federated MDT actively trades its portfolio securities as part of implementing its investment strategy.

6.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers” under the section entitled “Management of the Funds”:
A discussion regarding the Board’s considerations in connection with the approval of the Sub‑advisory Agreement with Federated MDT, with respect to the Small/Mid Cap Growth Fund, will be available in the Fund’s reports filed on Form N‑CSRS, which will cover the period from July 1, 2025 to December 31, 2025.

7.	The following disclosure is hereby added to the sub‑section entitled “Sub‑advisers and Portfolio Managers – Small/Mid Cap Growth Fund” under the section entitled “Management of the Funds”:
Federated MDT
Federated MDT, 125 High Street, Oliver Street Tower, 21st Floor, Boston, MA 02110, serves as a Sub‑adviser to the Small/Mid Cap Growth Fund under a sub‑advisory agreement with the Adviser on behalf of the Small/Mid Cap Growth Fund. Federated MDT is registered as an investment adviser with the SEC and was founded in 1997. As of December 31, 2024, Federated MDT had assets under management of approximately $14.3 billion.
Portfolio Managers:
Daniel J. Maher, CFA, Damien Zhang, CFA, Frederick L. Konopka, CFA, and John Paul Lewicke have been portfolio managers of the Small/Mid Cap Growth Fund since December 2025.
Daniel J. Mahr, CFA, joined Federated MDT’s Investment Team in 2002 and has been a portfolio manager since August 2008. As Head of Federated MDT, he is responsible for overseeing the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B. in Computer Science from Harvard College and his S.M. in Computer Science from Harvard University.
Damien Zhang, CFA, joined Federated MDT’s Investment Team in 2009 and has been a portfolio manager since August 2018. As Head of Federated MDT Research, he is responsible for day‑to‑day management of the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B. in Economics from Princeton University.
Frederick L. Konopka, CFA, joined Federated MDT’s Investment Team in 1997 and has been a portfolio manager since August 2008. As Portfolio and Trading Manager, he is responsible for the ongoing implementation of the investment model including trading impact evaluation and implementation. He received his A.B. in Mathematics from Dartmouth College and his M.S. with a concentration in Information Technology and Finance from the MIT Sloan School of Management.
John Paul Lewicke joined Federated MDT’s Investment Team in 2007 and has been a portfolio manager since September 2014. As Research Manager, he is responsible for the ongoing evaluation and

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enhancement of the investment model, including software code design and development. He received his A.B. in Mathematics and Computer Science from Dartmouth College.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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BRIDGE BUILDER TRUST

Bridge Builder Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Supplement dated December 18, 2025

to the Statement of Additional Information (“SAI”) dated October 27, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The Trustees of the Bridge Builder Trust (the “Trust”) have approved an investment sub-advisory agreement among Olive Street Investment Advisers, LLC (the “Adviser”), Federated MDTA LLC (“Federated MDT”) and the Trust, pursuant to which Federated MDT now serves as a sub-adviser to an allocated portion of the Small/Mid Cap Growth Fund.

Accordingly, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “Small/Mid Cap Growth Fund” under the section entitled “The Funds’ Investment Teams”:

Federated MDTA LLC (“Federated MDT”), 125 High Street, Oliver Street Tower, 21st Floor, Boston, MA 02110, is the Sub-adviser for an allocated portion of the Small/Mid Cap Growth Fund pursuant to a Sub-advisory Agreement with the Adviser. Federated MDT is a wholly owned advisory subsidiary of Federated Hermes, Inc. For its services as a Sub-adviser, Federated MDT is entitled to receive a fee from the Small/Mid Cap Growth Fund.

Other Accounts Managed by Portfolio Managers and Ownership of Fund Shares. The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected below. Information is shown as of November 30, 2025. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts

Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

All Accounts

Daniel J. Mahr, CFA	17	$21.3 billion	4	$1.7 billion	167	$6.3 billion

Damien Zhang, CFA	17	$21.3 billion	4	$1.7 billion	167	$6.3 billion

Frederick L. Konopka, CFA	17	$21.3 billion	4	$1.7 billion	167	$6.3 billion

John Paul Lewicke	17	$21.3 billion	4	$1.7 billion	167	$6.3 billion

As of November 30, 2025, the above-listed portfolio managers did not beneficially own any shares of the Fund.

Material Conflicts. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Small/Mid Cap Growth Fund, as applicable, “accounts”) for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Small/Mid Cap Growth Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of a fund or other accounts or activities for which a portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute a fund’s portfolio trades and/or specific uses of commissions from a fund’s portfolio trades (for example, research or “soft dollars”). Federated MDT has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Small/Mid Cap Growth Fund from being negatively affected as a result of any such potential conflicts.

Compensation. Federated MDT’s portfolio managers are paid a fixed-base salary and a variable annual incentive. Base salary is determined within a market-competitive, position-specific salary range, based on the individual’s experience and performance. The annual incentive amount is determined based primarily on the performance of the investment accounts, strategies and/or products (“accounts”) which the portfolio managers manage and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance. The Small/Mid Cap Growth Fund is measured against a benchmark of Russell 2000® Growth Index, and versus a designated peer group of comparable accounts. All or a portion of any annual incentive amount may be paid in cash or a combination of cash and restricted stock of Federated Hermes. The allocation or weighting given to the performance of any account for which a portfolio manager is responsible, when compensation is calculated, can vary. The performance of any such account may or may not represent a significant portion of the calculation at any point in time (and may be adjusted periodically). Investment performance is based on a variety of factors including performance versus account-specific benchmarks. Any individual allocations from the discretionary component may be determined by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

2.	The first paragraph in Appendix B of the SAI is hereby deleted and replaced in its entirety with the following:

The following information is a summary of the proxy voting guidelines for the Adviser and the Sub-advisers.

OLIVE STREET INVESTMENT ADVISERS, LLC (the “Adviser”)

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

ARTISAN PARTNERS LIMITED PARTNERSHIP

ROBERT W. BAIRD & CO., INC.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

BLACKROCK INVESTMENT MANAGEMENT, LLC

BOSTON PARTNERS GLOBAL INVESTORS, INC.

CAPITAL INTERNATIONAL, INC.

CHAMPLAIN INVESTMENT PARTNERS, LLC

DIAMOND HILL CAPITAL MANAGEMENT, INC.

DODGE & COX

DRIEHAUS CAPITAL MANAGEMENT LLC

EAGLE ASSET MANAGEMENT, INC.

FEDERATED MDTA LLC

FIAM LLC

JENNISON ASSOCIATES LLC

J.P. MORGAN INVESTMENT MANAGEMENT INC.

LAZARD ASSET MANAGEMENT LLC

LOOMIS, SAYLES & COMPANY, L.P.

LSV ASSET MANAGEMENT

MACKAY SHIELDS LLC

MARATHON ASSET MANAGEMENT LIMITED

MASSACHUSETTS FINANCIAL SERVICES COMPANY

METROPOLITAN WEST ASSET MANAGEMENT, LLC

MONDRIAN INVESTMENT PARTNERS LIMITED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PGIM, INC.

PZENA INVESTMENT MANAGEMENT, LLC

SILVERCREST ASSET MANAGEMENT GROUP LLC

STEPHENS INVESTMENT MANAGEMENT GROUP, LLC

SUSTAINABLE GROWTH ADVISERS, LP

T. ROWE PRICE ASSOCIATES, INC.

VAUGHAN NELSON INVESTMENT MANAGEMENT, L.P.

WCM INVESTMENT MANAGEMENT, LLC

WELLINGTON MANAGEMENT COMPANY LLP

(collectively, the “Sub-advisers”)

The following proxy voting guidelines are added to Appendix B of the SAI:

Federated MDTA LLC

Proxy Voting Policies

As an investment adviser with a fiduciary duty to a fund and its shareholders, Federated MDT’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that Federated MDT anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of a fund. Generally, this will mean voting for proposals that Federated MDT believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

Federated MDT generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, Federated MDT may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs Federated MDT to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether Federated MDT supports or opposes a proposal will always depend on a thorough understanding of a fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.

Corporate Governance

On matters related to the board of directors, generally, Federated MDT will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) has not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK or Ireland where this is market practice; (3) has become “overboarded” (i.e., more than five public company boards for retired executives and more than two such boards for CEOs); (4) is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent; (5) is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent; (6) is a non-independent member of the audit committee; (7) is the chair of the nominating or governance committee when the roles of chair of the board and CEO are combined and there is no lead independent director; (8) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (9) served on a board that did not implement a shareholder proposal that Federated MDT supported and received more than 50% shareholder support the previous year.

In addition, Federated MDT will generally vote in favor of: (10) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (11) shareholder proposals to declassify the board of directors; (12) shareholder proposals to require a majority voting standard in the election of directors; (13) shareholder proposals to separate the roles of chair of the board and CEO; (14) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (15) shareholder proposals to eliminate supermajority voting requirements in company bylaws.

On other matters of corporate governance, generally, Federated MDT will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) on a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); and (4) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.

Notwithstanding the above, Federated MDT may vote in a manner that diverges from the General Policy based on its evaluation of the specific facts and circumstances of the vote. For example, if a Federated Hermes investment professional has insights into a proxy voting issue as it relates to a specific portfolio company, the investment professional may determine to vote in a manner that contravenes the guidelines set out in the General Policy. The process for casting such votes will be overseen by the Proxy Voting Committee. See further the Proxy Voting Procedures below.

Shareholder Proposals on Environmental and Social Issues

Federated MDT will vote shareholder proposals of an environmental or social nature on a case-by-case basis. Federated MDT’s general approach to analyzing these proposals calls for considering the language of the proposal, and whether it is overly prescriptive, the financial materiality of the proposal’s objective and the practices followed by the company’s industry peers. This analysis utilizes research reports from Federated MDT’s proxy service providers, company filings, as well as reports published by the company and other outside organizations.

Environmental

Federated MDT will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives and oversight mechanisms, related to environmental risks. To reach a final voting decision, Federated MDT will take into consideration:

∎	The company’s current level of publicly available disclosure;
∎	Whether the company has formally committed to implementation of a reporting program based on well-established, generally accepted frameworks;
∎	Whether the company’s current level of disclosure is comparable to that of industry peers; and

∎	Whether there are significant controversies or litigation associated with the company’s environmental performance.

Social

Federated MDT will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make high-quality risk assessments of the company’s social issues, such as their human capital management practices. Federated MDT will generally oppose proposals calling for a change in the company’s product line or methods of distribution.

Political Activities

Federated MDT will generally support enhanced disclosure of policies, practices and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. Federated MDT will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.

Capital Structure

On matters of capital structure, generally, Federated MDT will vote: (1) on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%; (2) against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes; (3) in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Some foreign issuers annually request shareholders to approve general share issuance authorities as a matter of routine business. On these matters, Federated MDT will vote in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would unreasonably dilute existing shareholders.

Executive Compensation

Votes on executive compensation come in many forms, including, but not limited to: advisory votes on U.S. executive compensation plans (“Say On Pay”); advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans; and votes to approve new equity plans or amendments to existing plans. Generally, Federated MDT will support compensation arrangements that are believed to sufficiently align executive compensation outcomes with the company’s long-term performance.

Say On Pay

Federated MDT will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. Federated MDT supports the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

Remuneration Policy

In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. Federated MDT will generally support these proposals unless:

∎	The design of the remuneration policy fails to appropriately link executive compensation with corporate performance and shareholder value;
∎	Total compensation appears excessive relative to the company’s industry peer group considering local market dynamics; or
∎	There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.

Remuneration Report

Markets with remuneration policy proposals typically also feature proposals which request shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. Federated MDT will generally support these proposals unless:

∎	Implementation decisions during the period in question are not appropriately aligned with corporate performance and shareholder value; or
∎	The level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report.

Equity Plans

Federated MDT will generally vote in favor of equity plan proposals unless they:

∎	Result in unreasonable dilution to existing shareholders;
∎	Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or
∎	Omit the criteria for determining the granting or vesting of awards.

M&A Activity

On matters relating to corporate transactions, Federated MDT will generally vote in favor of mergers, acquisitions, and sales of assets if Federated MDT’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

Contested Elections

If a shareholders meeting is contested – that is, shareholders are presented with a set(s) of director candidates nominated by company management and a set of director candidates nominated by one or more dissident shareholder(s) – Federated MDT will analyze the proposed business strategies of both groups and vote in a way that maximizes expected total return for a fund.

Cost/Benefit Analysis

In addition, Federated MDT will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period), Federated MDT will not vote proxies for such shares. In addition, Federated MDT is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Issuer Feedback

Federated MDT will consider feedback from issuers on the voting recommendations of Federated MDT’s proxy service provider(s) if the feedback is provided at least five days before the voting cut-off date.

Best Efforts

If proxies are not delivered in a timely or otherwise appropriate basis, Federated MDT may not be able to vote a particular proxy.

If Federated MDT employs a quantitative investment strategy for certain funds, including the Small/Mid Cap Growth Fund or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), Federated MDT may not have the kind of research to make decisions about how to vote proxies for them. Therefore, Federated MDT will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if Federated MDT is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy service provider is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Proxy Voting Procedures

Federated MDT has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to Federated MDT by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Team (PVT) and overseen by the PVMG. The PVT comprises a team of professionals who specialize in proxy voting and corporate governance best practices. In addition to managing the operational aspects of proxy vote execution, the PVT’s responsibilities include: engaging with investee companies on proxy voting and corporate governance matters; managing the relationship with, and monitoring the effectiveness of, Federated Hermes’ proxy service providers, and reporting on these to the PVMG and the Proxy Committee; providing input on specific case-by-case vote decisions made by Federated MDT’s investment professionals; facilitating the proxy voting process, including by presenting the proxy voting decisions made by Federated MDT’s investment professionals to the Proxy Committee; preparing proxy voting data for filing on Form N-PX with the U.S. Securities and Exchange Commission; providing proxy voting reports to clients and investment companies as they are requested from time to time; and, keeping the Proxy Committee informed of any emerging or developing issues related to corporate governance and proxy voting to guide future policy development.

Federated MDT has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions may call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee. The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

Federated MDT has hired a proxy voting service provider (“proxy voting service”) to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy service provider with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. If the Standard Voting Instructions require case-by-case handling for a proposal, the PVT will work with the investment professionals and the proxy service provider to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy service provider. Further, if the Standard Voting Instructions require the PVT to analyze a ballot question and make the final voting decision, the PVT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

Federated MDT has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of Federated MDT or distributor. This may occur where a significant business relationship exists between Federated MDT (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

Federated MDT has implemented the following procedures to avoid concerns that the conflicting interests of Federated MDT or its affiliates have influenced proxy votes. Any employee of Federated MDT or its affiliates who is contacted by an Interested Company regarding proxies to be voted by Federated MDT must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Federated MDT with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated MDT voted as it did. In certain circumstances it may be appropriate for Federated MDT to vote in the same proportion as all other shareholders, as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally Federated MDT will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, Federated MDT may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, Federated MDT will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between Federated MDT and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisors’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting, and the proxy advisory firm has published a research report which includes voting recommendations. In another example, a proxy advisory firm consulting client may be a public company on which the proxy advisory firm will write a research report, with voting recommendations, for its institutional clients. These and similar situations give rise to an actual or apparent conflict of interest.

To mitigate concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, Federated MDT will take the following steps:

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A due diligence team made up of employees of Federated MDT and/or its affiliates will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.

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If a proxy advisory firm provides material consulting services to corporate issuers, the PVT will annually review a sample of the proxy advisor’s research reports on those issuers which are consulting clients to assess potential bias in its voting recommendations. If evidence of bias is found, the results of the examination will be presented to the Proxy Voting Management Group and a decision would be made as to the further use of that advisory firm’s research reports.

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Whenever the standard voting guidelines call for voting a proposal in accordance with a proxy advisory firm’s recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVT will take the following steps: (a) the PVT will obtain a copy of the research report published by an alternative proxy advisory firm for that issuer; and (b) the Director of Proxy Voting, or their designee, will review both proxy advisory firm research reports and determine what vote will be cast. The PVT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the SEC’s website at www.sec.gov.

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